UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2018 (October 1, 2018)

LiveRamp Holdings, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	001-38669	83-1269307
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(866) 352-3267

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

On October 1, 2018, LiveRamp Holdings, Inc. disclosed the closing of the sale of its Acxiom Marketing Solutions business to The Interpublic Group of Companies, Inc. (the “AMS Sale”) in a Current Report on Form 8-K (the “Original Filing”). This Current Report on Form 8-K/A amends the Original Filing to include the pro forma financial information required by Item 9.01(b) of Form 8-K. Except for the filing of such pro forma financial information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(b)	Pro forma financial information.

The pro forma financial information required by Item 9.01(b) and accompanying notes are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LiveRamp Holdings, Inc.

DATED: October 5, 2018	By:	/s/ Warren C. Jenson
		Name:	Warren C. Jenson
		Title:	President, Chief Financial Officer and Executive Managing Director of International